Exhibit 99.1

Everbridge Announces Strong Second Quarter 2020 Financial Results

Second Quarter Revenue Increased 35% Year-over-Year

Raises Full Year Revenue Guidance

Burlington, Mass – August 6, 2020 – Everbridge, Inc. (NASDAQ: EVBG), the global leader in critical event management (CEM), today announced financial results for the second quarter ended June 30, 2020.

“We delivered strong financial performance in the second quarter, which exceeded our guidance and set new record-highs for several key operational metrics,” said David Meredith, CEO of Everbridge.  “During difficult times, companies turn to leaders like Everbridge to help them solve their challenge of keeping people safe and their organizations running.  The breadth and scalability of our innovative Critical Event Management (CEM) platform provides a proven solution to navigate the complexities of managing through the COVID-19 pandemic as well as other critical events occurring at the same time.  As reflected in our increased guidance for the year, we are poised to deliver compelling financial performance, while continuing to expand our leadership position, extend our technology platform, and improve our go-to-market reach.”

Second Quarter 2020 Financial Highlights

•	Total revenue was $65.4 million, an increase of 35% compared to $48.4 million for the second quarter of 2019.
•	GAAP operating loss was $(14.5) million, compared to a GAAP operating loss of $(11.6) million for the second quarter of 2019.
•	Non-GAAP operating income was $1.5 million, compared to non-GAAP operating loss of $(2.0) million for the second quarter of 2019.
•	GAAP net loss was $(19.2) million, compared to $(12.1) million for the second quarter of 2019. GAAP net loss per share was $(0.56), compared to $(0.37) for the second quarter of 2019.
•

Non-GAAP net income was $2.3 million, compared to non-GAAP net loss of $(1.2) million in the second quarter of 2019. Non-GAAP diluted net income per share was $0.06, compared to non-GAAP net loss per share of $(0.04) for the second quarter of 2019.

•	Adjusted EBITDA was positive $3.6 million, compared to positive $0.4 million in the second quarter of 2019.
•	Cash flow from operations was an outflow of $(3.9) million compared to an outflow of $(12.2) million for the second quarter of 2019.
•	Free cash flow was an outflow of $(7.2) million compared to an outflow of $(15.2) million for the second quarter of 2019.

A reconciliation of GAAP to non-GAAP financial metrics is provided in the financial tables of this press release.

 Recent Business Highlights

•	Ended the second quarter with 5,340 global enterprise customers, up from 4,667 at the end of the second quarter of 2019.
•	Expanded sales of Everbridge’s award-winning Critical Event Management software platform to Europe.
•

Launched Everbridge Control Center™, the industry’s first and proven off-the-shelf physical security information management (PSIM) software platform to help organizations return to work by integrating and managing data and analytics from multiple sources ensure the safety and protection of employees, and compliance with policies.

•

Announced two national alerting system customers that will be powered by Everbridge Public Warning – one in the Middle East and the other in Africa, extending the reach of Everbridge’s Public Warning platform to every major region of the world.

•

Announced that Siemens, one of the world’s largest producers of energy efficient technologies, will adopt the Everbridge CEM Platform and have formed a technology alliance in which Siemens’ technology will be used to enhance Everbridge’s capabilities.

•

APCO Worldwide, one of the world’s largest independent global reputation and crisis communications advisories, selected Everbridge’s CEM solution. APCO and Everbridge will also provide a combined crisis and reputation management offering which includes the Everbridge CEM software-as-a-service (SaaS) solution and APCO’s deep expertise in crisis communications and reputation management.
•

Established and subsequently expanded a partnership with Telarus, the largest technology services distributor (master agent) of business cloud services to accelerate the adoption of Everbridge’s CEM Platform in North America, the UK, Australia and New Zealand.

•

Renewed its Federal Risk and Authorization Management Program (FedRAMP) Agency Authorization, representing the federal government’s most rigorous security and risk management review process for cloud products and services. The U.S. Nuclear Regulatory Commission is the latest federal agencies to grant Everbridge an Authority to Operate (ATO).

•

Achieved the International Organization for Standardization (ISO) and the International Electrotechnical Commission (IEC) 27701 certification for compliance with globally applicable privacy best practices.

 Financial Outlook

Based on information available as of today, Everbridge is issuing guidance for the third quarter and full year 2020 as indicated below.

	Third Quarter 2020			Full Year 2020
Revenue	$68.3	to	$68.7	$264.0	to	$266.0
GAAP net loss	$(29.7)		$(29.3)	$(94.6)		$(93.6)
GAAP net loss per share	$(0.86)		$(0.85)	$(2.76)		$(2.73)
Non-GAAP net loss	$(4.1)		$(3.7)	$(4.1)		$(3.1)
Non-GAAP net loss per share	$(0.12)		$(0.11)	$(0.12)		$(0.09)
Adjusted EBITDA	$(0.4)		$0.0	$6.6		$7.2

(All figures in millions, except per share data)

Conference Call Information

What:	Everbridge Second Quarter 2020 Financial Results Conference Call
When:	Thursday, August 6, 2020
Time:	4:30 p.m. ET
Live Call:	(800) 926-5230, domestic
(212) 271-4651, international
Replay:	(844) 512-2921, passcode 21966823, domestic
(412) 317-6671, passcode 21966823, international
Webcast (live & replay):	http://public.viavid.com/index.php?id=140971

About Everbridge, Inc.

Everbridge, Inc. (NASDAQ: EVBG) is a global software company that provides enterprise software applications that automate and accelerate organizations’ operational response to critical events in order Keep People Safe and Businesses Running™. During public safety threats such as active shooter situations, terrorist attacks or severe weather conditions, as well as critical business events including IT outages, cyber-attacks or other incidents such as product recalls or supply-chain interruptions, over 5,300 global customers rely on the Company’s Critical Event Management Platform to quickly and reliably aggregate and assess threat data, locate people at risk and responders able to assist, automate the execution of pre-defined communications processes through the secure delivery to over 100 different communication devices, and track progress on executing response plans. The Company’s platform sent over 3.5 billion messages in 2019 and offers the ability to reach over 550 million people in more than 200 countries and territories including the entire mobile populations on a country-wide scale in Australia, Greece, Iceland, the Netherlands, New Zealand, Peru, Singapore, Sweden, and a number of the largest states in India. The Company’s critical communications and enterprise safety applications include Mass Notification, Incident Management, Safety Connection™, IT Alerting, Visual Command Center®, Public Warning, Crisis Management, Community Engagement™, and Secure Messaging. Everbridge serves 8 of the 10 largest U.S. cities, 9 of the 10 largest U.S.-based investment banks, 47 of the 50 busiest North American airports, 9 of the 10 largest global consulting firms, 8 of the 10 largest global automakers, all 4 of the largest global accounting firms, 9 of the 10 largest U.S.-based health care providers, and 7 of the 10 largest technology companies in the world. Everbridge is based in Boston and Los Angeles with additional offices in Lansing, New York, San Francisco, Abu Dhabi, Beijing, Bangalore, Kolkata, London, Munich, Oslo, Singapore, Stockholm, and Tilburg. For more information, visit www.everbridge.com, read the Company blog, and follow on Twitter and Facebook.

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP operating expenses, non-GAAP operating income/(loss), non-GAAP net income/(loss), non-GAAP net income/(loss) per share, adjusted EBITDA, and free cash flow.

Non-GAAP operating income/(loss) excludes stock-based compensation and amortization of acquired intangible assets. Non-GAAP net income/(loss) excludes stock-based compensation, amortization of acquired intangible assets and accretion of interest on convertible senior notes. Adjusted EBITDA represents net income/(loss) before interest income and interest expense, income tax expense and benefit, depreciation and amortization expense, and stock-based compensation expense. Free cash flow is cash flow from operations, less cash used for capital expenditures and additions to capitalized software development costs.

We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Everbridge's financial condition and results of operations. We use these non-GAAP measures for financial, operational and budgetary decision-making purposes, to understand and evaluate our core operating performance and trends, and to generate future operating plans. We believe that these non-GAAP financial measures provide useful information regarding past financial performance and future prospects, and permit us to more thoroughly analyze key financial metrics used to make operational decisions. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

We do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. We urge investors to review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures, which are included in this press release, and not to rely on any single financial measure to evaluate our business.

Cautionary Language Concerning Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the anticipated opportunity and trends for growth in our critical communications and enterprise safety applications and our overall business, our market opportunity, our expectations regarding sales of our products, our goal to maintain market leadership and extend the markets in which we compete for customers, and our expected financial results for the third quarter of 2020 and the full fiscal year 2020. These forward-looking statements are made as of the date of this press release and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: the ability of our products and services to perform as intended and meet our customers’ expectations; our ability to attract new customers and retain and increase sales to existing customers; our ability to increase sales of our Mass Notification application and/or ability to increase sales of our other applications; our ability to successfully integrate businesses and assets that we have acquired or may acquire in the future; the impact of the global COVID-19 pandemic on our operations and those of our customers and suppliers; developments in the market for targeted and contextually relevant critical communications or the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to attract, integrate and retain qualified personnel; our ability to maintain successful relationships with our channel partners and technology partners; our ability to manage our growth effectively; our ability to respond to competitive pressures; potential liability related to privacy and security of personally identifiable information; our ability to protect our intellectual property rights, and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission (“SEC”), including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 28, 2020. The forward-looking statements included in this press release represent our views as of the date of this press release. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

All Everbridge products are trademarks of Everbridge, Inc. in the USA and other countries. All other product or company names mentioned are the property of their respective owners.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2020	2019
Current assets:
Cash and cash equivalents	$483,152	$531,575
Restricted cash	4,792	4,737
Accounts receivable, net	67,773	68,642
Prepaid expenses	10,519	6,675
Deferred costs and other current assets	18,381	13,501
Total current assets	584,617	625,130
Property and equipment, net	7,214	6,284
Capitalized software development costs, net	15,230	14,287
Goodwill	156,114	91,421
Intangible assets, net	86,785	67,100
Restricted cash	3,354	3,350
Prepaid expenses	2,372	2,009
Deferred costs and other assets	30,810	27,715
Total assets	$886,496	$837,296
Current liabilities:
Accounts payable	$10,279	$7,808
Accrued payroll and employee related liabilities	23,514	22,248
Accrued expenses	5,649	4,496
Deferred revenue	134,409	129,995
Contingent liabilities	4,292	—
Other current liabilities	7,388	4,819
Total current liabilities	185,531	169,366
Long-term liabilities:
Deferred revenue, noncurrent	4,346	3,471
Convertible senior notes	441,231	430,282
Deferred tax liabilities	4,720	2,002
Other long-term liabilities	16,522	11,863
Total liabilities	652,350	616,984
Stockholders' equity:
Common stock	34	34
Additional paid-in capital	488,561	425,945
Accumulated deficit	(244,525)	(199,920)
Accumulated other comprehensive loss	(9,924)	(5,747)
Total stockholders' equity	234,146	220,312
Total liabilities and stockholders' equity	$886,496	$837,296

Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Revenue	$65,377	$48,405	$124,277	$91,224
Cost of revenue	19,423	14,739	40,312	28,720
Gross profit	45,954	33,666	83,965	62,504
	70.29%	69.55%	67.56%	68.52%
Operating expenses:
Sales and marketing	28,741	22,015	58,329	42,086
Research and development	14,937	12,802	29,109	24,287
General and administrative	16,799	10,464	32,710	21,022
Total operating expenses	60,477	45,281	120,148	87,395
Operating loss	(14,523)	(11,615)	(36,183)	(24,891)
Other expense, net:
Interest and investment income	235	1,332	1,808	2,509
Interest expense	(5,998)	(1,654)	(11,920)	(3,289)
Other income (expense), net	(438)	12	(515)	(94)
Total other expense, net	(6,201)	(310)	(10,627)	(874)
Loss before income taxes	(20,724)	(11,925)	(46,810)	(25,765)
Income taxes, net	1,504	(138)	2,205	(432)
Net loss	$(19,220)	$(12,063)	$(44,605)	$(26,197)
Net loss per share attributable to common stockholders:
Basic	$(0.56)	$(0.37)	$(1.30)	$(0.80)
Diluted	$(0.56)	$(0.37)	$(1.30)	$(0.80)
Weighted-average common shares outstanding:
Basic	34,402,704	33,015,861	34,238,887	32,645,522
Diluted	34,402,704	33,015,861	34,238,887	32,645,522
Other comprehensive loss:
Foreign currency translation adjustment, net of taxes	2,343	271	(4,177)	293
Total comprehensive loss	$(16,877)	$(11,792)	$(48,782)	$(25,904)

Stock-based compensation expense included in the above:
(in thousands)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Cost of revenue	$703	$412	$1,311	$847
Sales and marketing	3,917	2,547	7,525	4,915
Research and development	2,298	2,418	4,172	3,828
General and administrative	4,360	2,631	8,580	6,203
Total stock-based compensation	$11,278	$8,008	$21,588	$15,793

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Cash flows from operating activities:
Net loss	$(19,220)	$(12,063)	$(44,605)	$(26,197)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	7,320	3,995	13,976	7,700
Amortization of deferred costs	2,813	2,009	5,735	3,607
Deferred income taxes	(1,768)	42	(3,014)	83
Accretion of interest on convertible senior notes	5,513	1,223	10,949	2,424
Provision for credit losses and sales reserve	462	241	1,387	389
Stock-based compensation	11,278	8,008	21,588	15,793
Other non-cash adjustments	—	(56)	—	(245)
Changes in operating assets and liabilities:
Accounts receivable	2,896	(6,930)	3,341	(1,387)
Prepaid expenses	(208)	772	(3,265)	(3,461)
Deferred costs	(2,223)	(2,171)	(6,943)	(4,398)
Other assets	640	(2,070)	(3,429)	83
Accounts payable	3,236	(443)	2,164	3,669
Accrued payroll and employee related liabilities	(3,555)	(4,069)	(334)	(2,864)
Accrued expenses	(2,325)	346	(593)	(719)
Deferred revenue	(7,840)	(1,244)	(2,722)	1,523
Other liabilities	(889)	234	2,696	511
Net cash used in operating activities	(3,870)	(12,176)	(3,069)	(3,489)
Cash flows from investing activities:
Capital expenditures	(651)	(1,102)	(1,175)	(3,875)
Proceeds from landlord reimbursement	—	1,143	—	1,143
Payment for acquisition of business, net of acquired cash	(9,324)	(6,764)	(44,265)	(6,764)
Purchase of short-term investments	—	—	—	(1,975)
Maturities of short-term investments	—	19,515	—	44,265
Additions to capitalized software development costs	(2,669)	(1,931)	(4,673)	(3,949)
Net cash provided by (used in) investing activities	(12,644)	10,861	(50,113)	28,845
Cash flows from financing activities:
Restricted stock units withheld to settle employee tax withholding liability	(527)	(116)	(927)	(449)
Proceeds from public offering, net of costs	—	(5)	—	139,110
Proceeds from employee stock purchase plan	—	—	1,710	1,283
Proceeds from stock option exercises	1,596	4,741	4,585	13,487
Other	—	(375)	(131)	(548)
Net cash provided by financing activities	1,069	4,245	5,237	152,883
Effect of exchange rates on cash, cash equivalents and restricted cash	247	(24)	(419)	(52)
Net increase (decrease) in cash, cash equivalents and restricted cash	(15,198)	2,906	(48,364)	178,187
Cash, cash equivalents and restricted cash—beginning of period	506,496	235,349	539,662	60,068
Cash, cash equivalents and restricted cash—end of period	$491,298	$238,255	$491,298	$238,255

Reconciliation of GAAP measures to non-GAAP measures

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Cost of revenue	$19,423	$14,739	$40,312	$28,720
Amortization of acquired intangibles	(929)	(357)	(1,668)	(690)
Stock-based compensation	(703)	(412)	(1,311)	(847)
Non-GAAP cost of revenue	$17,791	$13,970	$37,333	$27,183

Gross profit	$45,954	$33,666	$83,965	$62,504
Amortization of acquired intangibles	929	357	1,668	690
Stock-based compensation	703	412	1,311	847
Non-GAAP gross profit	$47,586	$34,435	$86,944	$64,041
Non-GAAP gross margin	72.79%	71.14%	69.96%	70.20%

Sales and marketing	$28,741	$22,015	$58,329	$42,086
Stock-based compensation	(3,917)	(2,547)	(7,525)	(4,915)
Non-GAAP sales and marketing	$24,824	$19,468	$50,804	$37,171

Research and development	$14,937	$12,802	$29,109	$24,287
Stock-based compensation	(2,298)	(2,418)	(4,172)	(3,828)
Non-GAAP research and development	$12,639	$10,384	$24,937	$20,459

General and administrative	$16,799	$10,464	$32,710	$21,022
Amortization of acquired intangibles	(3,798)	(1,255)	(7,205)	(2,552)
Stock-based compensation	(4,360)	(2,631)	(8,580)	(6,203)
Non-GAAP general and administrative	$8,641	$6,578	$16,925	$12,267

Total operating expenses	$60,477	$45,281	$120,148	$87,395
Amortization of acquired intangibles	(3,798)	(1,255)	(7,205)	(2,552)
Stock-based compensation	(10,575)	(7,596)	(20,277)	(14,946)
Non-GAAP operating expenses	$46,104	$36,430	$92,666	$69,897

Operating loss	$(14,523)	$(11,615)	$(36,183)	$(24,891)
Amortization of acquired intangibles	4,727	1,612	8,873	3,242
Stock-based compensation	11,278	8,008	21,588	15,793
Non-GAAP operating income (loss)	$1,482	$(1,995)	$(5,722)	$(5,856)

Net loss	$(19,220)	$(12,063)	$(44,605)	$(26,197)
Amortization of acquired intangibles	4,727	1,612	8,873	3,242
Stock-based compensation	11,278	8,008	21,588	15,793
Accretion of interest on convertible senior notes	5,513	1,223	10,949	2,424
Non-GAAP net income (loss)	$2,298	$(1,220)	$(3,195)	$(4,738)

Non-GAAP net income (loss) per share:
Basic	$0.07	$(0.04)	$(0.09)	$(0.15)
Diluted	$0.06	$(0.04)	$(0.09)	$(0.15)
Weighted-average common shares outstanding:
Basic	34,402,704	33,015,861	34,238,887	32,645,522
Diluted	35,693,247	33,015,861	34,238,887	32,645,522

Reconciliation of GAAP measures to non-GAAP measures (Continued)

(in thousands)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Net loss	$(19,220)	$(12,063)	$(44,605)	$(26,197)
Interest and investment expense, net	5,763	322	10,112	780
Income taxes, net	(1,504)	138	(2,205)	432
Depreciation and amortization	7,320	3,995	13,976	7,700
EBITDA	(7,641)	(7,608)	(22,722)	(17,285)
Stock-based compensation	11,278	8,008	21,588	15,793
Adjusted EBITDA	$3,637	$400	$(1,134)	$(1,492)

Net cash used in operating activities	$(3,870)	$(12,176)	$(3,069)	$(3,489)
Capital expenditures	(651)	(1,102)	(1,175)	(3,875)
Additions to capitalized software development costs	(2,669)	(1,931)	(4,673)	(3,949)
Free cash flow	$(7,190)	$(15,209)	$(8,917)	$(11,313)

Financial Outlook

(in millions, except share and per share data)

	Three Months Ended		Year Ended
	September 30, 2020		December 31, 2020
	Low End	High End	Low End	High End
Net loss	$(29.7)	$(29.3)	$(94.6)	$(93.6)
Amortization of acquired intangibles	5.2	5.2	19.3	19.3
Accretion of interest on convertible senior notes	5.6	5.6	22.2	22.2
Stock-based compensation	14.8	14.8	49.0	49.0
Non-GAAP net loss	$(4.1)	$(3.7)	$(4.1)	$(3.1)

Weighted average common shares outstanding, basic and diluted	34,500,000	34,500,000	34,300,000	34,300,000

Net loss per share	$(0.86)	$(0.85)	$(2.76)	$(2.73)
Non-GAAP net loss per share	$(0.12)	$(0.11)	$(0.12)	$(0.09)

Net loss	$(29.7)	$(29.3)	$(94.6)	$(93.6)
Interest (income) expense, net	6.2	6.2	22.4	22.4
Income taxes, net	0.1	0.1	(1.8)	(2.2)
Depreciation and amortization	8.2	8.2	31.6	31.6
EBITDA	(15.2)	(14.8)	(42.4)	(41.8)
Stock-based compensation	14.8	14.8	49.0	49.0
Adjusted EBITDA	$(0.4)	$0.0	$6.6	$7.2

Everbridge Contacts:

Jeff Young

Media Relations

jeff.young@everbridge.com

781-859-4116

Joshua Young

Investor Relations

joshua.young@everbridge.com

781-236-3695

Source: Everbridge, Inc.